Exhibit 99.1

1 THE SINGLE - FAMILY RENTAL OPPORTUNITY Sponsored By Listed On NAREIT Conference June 2024

2 The information in this presentation has been prepared solely for informational purposes by Bluerock Homes Trust, Inc . (“BHM”) and does not constitute an offer to sell or the solicitation of an offer to purchase any securities . This presentation is not, and should not be assumed to be, complete . This presentation has been prepared to assist interested parties in making their own evaluation of BHM and does not purport to contain all of the information that may be relevant . In all cases, interested parties should conduct their own investigation and analysis of BHM and the data set forth in this presentation and other information provided by or on behalf of BHM . In addition, certain of the information contained herein may be derived from information provided by industry sources . BHM believes that such information is accurate and that the sources from which it has been obtained are reliable . BHM cannot guarantee the accuracy of such information, however, and has not independently verified such information . The information presented herein remains subject to change . Statements in this presentation are made as of the date of this presentation unless stated otherwise . This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward - looking statements . ” Forward - looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology . The forward - looking statements included herein are based upon BHM’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties . Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond BHM’s control . Although BHM believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, BHM’s actual results and performance and the value of its securities could differ materially from those set forth in the forward - looking statements due to the impact of many factors . Other factors include, but are not limited to, the uncertainties of real estate development, acquisition and disposition activity, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions and dispositions, the impact of newly adopted accounting principles on BHM’s accounting policies and on period - to - period comparisons of financial results, regulatory changes and other risks and uncertainties detailed in the “Risk Factors” in Item 1 . A . Risk Factors section of the Company’s Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission on March 12 , 2024 , and other discussions of risk factors contained in BHM’s periodic filings . BHM claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 . BHM undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law . Forward - Looking Statements

3 Bluerock Homes Trust (NYSE American: BHM) 1 BRG shareholder 145% premium is based on the unaffected closing stock price on September 15, 2021, the date prior to a media ar ticle reporting that BRG was exploring strategic options including a sale. The value used for the shares received in the BHM spinout is $5.60, which is based on the midpoint of the valuation range pro vid ed by Kroll (Duff & Phelps), independent financial advisor to the Company’s board of directors, in connection with the spinout. Building an Infill Portfolio of Build - To - Rent (BTR) Assets Through Acquisitions & Development Started as spinout from Bluerock Residential Growth REIT (BRG), which realized a 145% premium in cash and value of shares of BHM spinout 1 , led by the same management team Preferred Equity/ Mezzanine Operating Homes Combination of equity & debt investments to achieve attractive NOI growth and higher yielding investments Affiliation with leading institutional alternative asset manager provides access to accretive growth capital Favorable supply/demand dynamic provides tailwind to execute on strategy 4,350+ and growing Portfolio of homes in knowledge economy growth markets

4

Experienced Management Team With an Industry Leading Track Record

- ✓ **Well-Aligned Management with 28 Years Average Experience and ~66% Equity Ownership[1]**
- ✓ **Executed Sale of Bluerock Residential Growth REIT ("BRG") to Blackstone, Which Represented Largest M&A Premium in REIT M&A History[2]**

				
Ramin Kamfar	**Ryan MacDonald**	**Jordan Ruddy**	**Mike DiFranco**	**James Babb**
Chairman of the Board	Chief Investment Officer	President	Executive Vice President Of Property Operations	Chief Strategy Officer
35 / 21	17 / 15	37 / 21	27 / 5	35 / 16

● Years in the Industry ■ Years at Bluerock

Source: Company filings.

[1] A significant portion of this equity ownership is held in trusts established by the Company's senior management for estate planning purposes. Ownership percentages calculated as shares and units held divided by diluted shares and units outstanding as of 3/31/2024.

[2] BRG shareholder 145% premium is based on the unaffected closing stock price on September 15, 2021, the date prior to a media article reporting that BRG was exploring strategic options including a sale. The value used for the shares received in the BHM spinout is $5.60, which is based on the midpoint of the valuation range provided by Kroll (Duff & Phelps), independent financial advisor to the Company's board of directors, in connection with the spinout.

BHM BLUEROCK Homes Trust™

5

Sponsor With Industry Leading Residential Investing Track Record

Bluerock Residential Track Record Overview

25% IRR / 2x MOIC
on 127 monetized investments

44,000
Investment Units

$8.4B
Realized GAV

$350M
Credit Investments

Zero
Realized Credit Losses

History with BRG of Delivering Strong Shareholder Returns

- ✓ **#1 Total Shareholder Return Among 15 Multifamily REITs** for 1, 2, 3 & 4-year periods[1]
- ✓ **#1 Total Shareholder Return Among All 170 REITs** for 1, 2, 3 & 4-year periods[1]
- ✓ **Highest Ever Sale Premium Achieved** in a Public REIT M&A Transaction – 145% premium in cash and value of shares of BHM spinout[2]

SOLD

BRG BLUEROCK Residential

Bluerock Residential Growth REIT has been acquired by Blackstone in a $3.6 Billion Transaction

Blackstone

The following acted as financial advisors to Bluerock Residential

Eastdil Secured | Morgan Stanley

Bank of America

[1] Source: KeyBanc, September 2022.
[2] BRG shareholder 145% premium is based on the unaffected closing stock price on September 15, 2021, the date prior to a media article reporting that BRG was exploring strategic options including a sale. The value used for the shares received in the BHM spinout is $5.60, which is based on the midpoint of the valuation range provided by Kroll (Duff & Phelps), independent financial advisor to the Company's board of directors, in connection with the spinout.

BHM BLUEROCK Homes Trust

6 BHM is Building an Infill Portfolio Of Build - To - Rent (BTR) Assets In Knowledge Economy Growth Markets Through Acquisitions & Development There is no guarantee that we will achieve these investment objectives, generate profits or avoid losses. An investment in BH M i nvolves substantial risk. 1 Defined as markets with positive demographic trends (i.e. population growth, decreasing unemployment rates, personal income g ro wth and/or favorable tax climates), scarcity of available industrial space and favorable rental growth projections, which should help create superior long - term risk - adjusted returns. Invest in First Ring Suburban / Infill Locations Focus on Knowledge Economy Growth Markets 1 Target Newer - Built BTR Assets Invest in Equity & Debt Tranches of the Capital Structure Team with Significant Residential & Public Company and Capital Markets Experience Unique Ability to Self - Source Capital Accretively

7 MARKET OPPORTUNITY

8 Undersupply has Left For - Sale Home Inventories at an All Time Low 1 Source: PGIM Real Estate,2024 Real Estate Outlook. 2 Chart Source: National Association of Realtors. TTM = Trailing 12 Months TTM Average National Existing Home Inventory 2 (MM - Units) The national housing shortage has worsened since the Great Financial Crisis. Overall demographic growth is expected to generate demand for an additional 15 million housing units over the next decade 1 Existing home inventory levels have normalized at ~50% below the long - term average

9 Demand from Millennials is Expected to Reach an All Time High Sources: U.S. Census Bureau; ESRI, John Burns Real Estate Consulting, LLC (Data: 2019, Pub: Jun - 22) Millennials in Prime Household Formation Years are Driving SFR Housing Demand Projected Population Growth (%) 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 Under 25 25-34 35-44 45-54 55-64 65-74 75+ MILLIONS There are nearly as many SF renter households over age 55 (4M) as there are under age 35 (4.7M). Single - Family Renter Households by Age Cohort 1.0M 3.7M 3.6M 2.8M 2.1M 1.2M 0.7M

10 Affordability Gap Between Mortgage Payments & Average Rent Widest On Record Source: Marcus and Millichap, What the Affordability Gap Means for Investors, May 2024 The median cost to rent vs. own a home is at its widest gap on record , reaching more than $1,300 per month, 4x higher than historical averages

11 Average earnings per worker (inflation adjusted) Targeting the Knowledge Worker in Demographically Attractive Growth Markets Sources: [Employment Growth] Bureau of Labor Statistics and U.S. Census Bureau; [Avg. Earnings per Worker] The Brookings Inst itu tion – America’s advanced industries: New Trends; SNL Financial. 1 Figures represent projected YoY (%) CAGR in Employment Growth through 2029. Advanced Industries: +68% Non - Advanced Industries: +25% 2029 Employment Growth CAGRs 1 1.2% 0.7% 0.3%

12 Population Growth in the Sunbelt Translates to a Housing Need Source: Clarion. 1 There are 27 markets with a population over or near 1 million, and the seven largest cities are Los Angeles, Houston, Atlanta , Dallas, Phoenix, San Francisco, and Riverside. 2 Through 2030, Texas, Florida, and California, followed by Arizona, North Carolina, and Georgia, have been each been forecaste d t o grow by 4.9, 3.4, 2.4, 1.6, 1.6, and 1.5 million respectively. Target Markets • The Sun Belt represents 50% of the nation’s population (326M) and is expected to rise to 55% by 2030 1 • Over the past decade, the region accounted for 75% of U.S. population growth (15 out of the total 21MM) • Over the next decade, Sun Belt population growth is expected to accelerate by 19M (+13%), whereas non - Sun Belt states are forecasted to rise by only 3M (+2%) 2

13 GROWTH STRATEGY

14 Mezz / Preferred Portfolio Operating Portfolio • Primarily Class B+ / A assets • Target above trend market NOI growth • Target 70% - 90% of portfolio • Provides stable income stream with lower LTV basis profile • Higher yielding investments • Built - in pipeline • Target 10% - 30% of portfolio BHM Target Capital Allocation Strategy Balanced with Attractive Total Return Investment Opportunities and Higher Yielding Credit Investments Equity Mezz / Preferred

15

BHM Portfolio Overview

4,350+ Homes & Growing[1]

~2,750 Operating Homes

1,875	870
Scattered Site / Clustered	Build-to-Rent (BTR)

1,600+ Preferred Equity / Mezzanine Loans

400+	1,200+
Stabilized Homes	Under Development / Lease-Up



LAKE SHORE | SAVANNAH, GA



WAYFORD AT CONCORD | CONCORD, NC



GRANBURY | GRANBURY, TX



NAVIGATOR VILLAS | PASCO, WA



YAUGER PARK VILLAS | OLYMPIA, WA



TEXARKANA | TEXARKANA, TX

- **~2,750** homes[2]
- **94.5%** Occupancy[3]
- **$1,600** Avg. Rent
- **$ Low Leverage** – 30% Total Debt as a % of Gross Assets

Some properties pictured herein are jointly owned by BHM and are representative of the type of properties targeted for future investments by BHM. Portfolio holdings are subject to change at any time.
Gross assets calculated as total assets and add back depreciation and amortization.

[1] As of 3/31/2024.
[2] Operating portfolio assets only.
[3] Three months ended 3/31/2024. Represents the average of the ending occupancy as of the last day of each month in the period presented.

BHM BLUEROCK Homes Trust™

16

Opportunistic & Active Recyclers of Capital to Maximize ROIC

Taking Advantage of Strong "Retail" End-User by Selling Non-Core Assets One-by-One @ 4.0% Cap Rate

Active One-Off Dispo Program for Scattered Homes






4.0% **Cap Rates** on One-Off Dispositions

Recycled into Build-to-Rent Investments






6%+ **Stabilized Cap Rate** on Pipeline Investments[1]

[1] Weighted average cap rate of the Wendell Falls (Trended Stabilized Year 3 NOI), Pringle Townhomes (assuming Stabilized with Sponsor) and Villas at Huffmeister (Year 3 NOI) new investments.

BHM BLUEROCK Homes Trust™

17

Closed Deal Highlight
Off-Market Discount BTR Investment with National Homebuilder in Raleigh, NC

Project Summary

Location	Raleigh, NC
Product Type	Discounted Forward BTR Purchase
Units	170
Project Basis	$56M
Stabilized Cap Rate	6.25% +

Representative Project Photo



Investment Highlights

- ✓ Sourced directly through homebuilder network / partnership
- ✓ Potential to replicate with partner in other “unique” master-planned communities
- ✓ Worked directly with homebuilder to customize unit layouts and finish levels and community amenities to offer a best-in-class product
- ✓ Only Development in Award Winning Wendell Falls Master-Planned Development
- ✓ **~ $330k/unit basis** versus **comparable townhome sales in the development in the mid-$450k/unit range**
- ✓ **6.25%+** stabilized cap rate via market cap rates of **5.0%+**

Source: Bluerock

BHM BLUEROCK Homes Trust™

18

Closed Deal Highlight
BTR Acquisition ~25% - 30% Below Prior Cycle Pricing / Multiples

Project Summary

Location	Houston, TX
Product Type	BTR Acquisition
Project Basis	$152K per unit
Stabilized Cap Rate	6.5% +


Villages Cypress Creek
Sold Oct 2022
$181K per unit | 3.8% cap rate
Veranda at Centerfield
Sold Oct 2022
$169K per unit | 3.4% cap rate
Louetta
BAMMEL
Cypress
BRIDGELAND
GREENWOOD FOREST
WILLOWBROOK
STONE GATE
Sam Houston Tollway
CANYON LAKES AT STONEGATE
Villas at Huffmeister
Jersey Village
Weston at Copperfield
Sold May 2022
$200K per unit | 3.1% cap rate
Houston, TX Metro

Investment Highlights

- ✓ **Projected year one cap rate of 5.75% vs. prior cycle cap rates of 3.4 – 3.8% range**
  - Adjacent property sold for $200,000 per unit vs. BHM contract price at $152,000 per unit
- ✓ **Long-term value-add opportunity** with potential to generate 20% ROIs
- ✓ **Below market financing at 3.56%** provides attractive current cash flow

Project Photos





Source: Bluerock

BHM BLUEROCK Homes Trust™

19 WELL - POSITIONED BALANCE SHEET AND ACCESS TO CAPITAL

20 2.6% 27.3% $472,427 Fixed Rate & Hedged Debt Floating Rate Debt Common Equity Strong Balance Sheet 30% Leverage with Limited Near - Term Maturities Notes: $’s in 000’s. 1 As a % of Gross assets. Gross assets calculated as total assets and add back depreciation and amortization. 2 As of 3/31/2024. Weighted average interest rate accounts for all debt and includes in - place hedges. 3 Based on 3/31/2024 balances. 4 DB LOC ($85M) matures in April 2025. Table assumes BHM exercises one 1 - year extension option. Equity, Fixed Rate and Hedged Debt Represent 90% of the Overall Capital Structure • 30% Leverage (18% Net of Cash) 1 • 5.03% Weighted - Average Interest Rate 2 $20 $124 $24 $60 $0 $20 $40 $60 $80 $100 $120 $140 Q4 2024 2025 2026 2027 2028 2029 Minimal Near - Term Debt Maturities with $90M+ of Cash on the Balance Sheet 3 4 Total Debt as a % of Gross Assets as of March 31, 2024

21 Attractive Non - Traded Convertible Preferred Security Issuance Provides BHM with Unique Access to Accretive Capital for Investment Rate 1 - Month Term SOFR + 2% (6.5% Floor & 8.5% Cap) Range Exceeding 10% Non - Call Period 2 Years 5+ Years Conversion Election Company Driven Investor Driven Conversion Premium Floating / At Market Typically, Pre - Determined at Discount to NAV vs. Market Sample Institutional Convertible Preferred

22 Successful Track Record of Raising & Investing “Non - Traded” Convertible Preferred Equity with Bluerock Residential Growth REIT There is no guarantee that we will achieve these investment objectives, generate Profits or avoid losses. An investment in BH M P referred Stock involves risk. 1 Source: KeyBanc, September 2022. 2 BRG shareholder 145% premium is based on the unaffected closing stock price on September 15, 2021, the date prior to a media ar ticle reporting that BRG was exploring strategic options including a sale. The value used for the shares received in the BHM spinout is $5.60, which is based on the midpoint of the valuation range pro vid ed by Kroll (Duff & Phelps), independent financial advisor to the Company’s board of directors, in connection with the spinout. 3 12/31/13 pro forma capitalization as reflected in class A common stock offering prospectus dated March 28, 2014. Listed: Apr 2014 | Sold: Oct 2022 NYSE - AMERICAN (BRG) BRG Capital Stack (IPO vs. BX Sale) in millions Non - Traded Preferred Equity • Accretive cost of capital relative to investment ROIs • Attractive structuring features compared to institutional preferreds • Floating conversion maximizes value capture as forward issuance of common equity Residential Track Record Overview 1 $150 $1,402 $1,060 $1,156 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 BRG @ IPO BRG @ BX Sale DEBT PREFERRED COMMON EQUITY 3 $87 x #1 Total Shareholder Return Among 15 Multifamily REITs for 1, 2, 3 & 4 - year periods 1 x #1 Total Shareholder Return Among All 170 REITs for 1, 2, 3 & 4 - year periods 1 x Highest Ever Sale Premium Achieved in a Public REIT M&A Transaction – 145% premium in cash and value of shares of BHM spinout 2

23 ENVIRONMENTAL, SOCIAL AND GOVERNANCE

24 Bluerock’s Commitment to ESG Environmental Responsibility Social Responsibility Corporate Governance Reduce Energy Consumption, Improve Waste & Water Management • Building New Developments built to reduce energy and water use and waste to landfills • Installing Green Upgrades on Renovations • Recycling Programs, Limiting Use of Plastics and Public Transportation Tax Incentives for Employees Honor and Protect Human Rights and Create a Positive and Diverse Workplace • Human Rights and Sensitivity Training for All Employees at All Levels • Supporting our Communities: Charitable Giving Programs and New Company - Sponsored “Day of Giving” • Listening to Staff with our First Engagement Survey: 87% of Employees ‘Proud to work at Bluerock’ Uphold Our Fiduciary Responsibility to Maintain the Highest Level of Governance • Prioritize Ethical Behavior and a Focus on Creating Shareholder Value • Well - Aligned Management with Substantial Equity Ownership • Board Diversity by Gender and Ethnicity; 80% Director Independence

25 Sponsored By Listed On